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EXHIBIT 10.2 SOUTH JERSEY FINANCIAL CORPORATION, INC. 2000 RESTRICTED STOCK PLAN



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                    SOUTH JERSEY FINANCIAL CORPORATION, INC.
                           2000 RESTRICTED STOCK PLAN

1.    DEFINITIONS.
      -----------

      (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

      (b) "Association" means South Jersey Savings and Loan Association, Turnersville, New Jersey.

      (c)   "Award" means  a grant under the Plan of Stock Awards.

      (d) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

      (e) "Board of Directors" means the board of directors of the Holding Company.

      (f) "Change in Control" of the Holding Company or the Association shall mean an event of a nature that (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Association purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs or is effectuated in which the Association or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or
consolidation   of  the  Holding  Company  or  Association   with  one  or  more
corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Association or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding.

      (g)   "Code" means the Internal Revenue Code of 1986, as amended.

      (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.




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      (i) "Common  Stock"  means the Common  Stock of the Holding  Company,  par value, $.01 per share.

      (j)   "Date of Grant" means the effective date of an Award.

      (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

      (l) "Effective Date" means the date the Plan is approved by shareholders of the Holding Company.

      (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

      (n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (o) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

            (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

            (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

            (iii) If neither of the foregoing provisions is applicable, then the
                  Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                                --------------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

      (p)   "Holding Company" means South Jersey Financial Corporation, Inc.

      (q) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

      (r)   "Participant" means any person who holds an outstanding Award.

      (s) "Performance Award" means an Award granted to a Participant pursuant to Section 7 of the Plan.

      (t) "Plan" means this South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan.

      (u) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. Notwithstanding the foregoing "Retirement" shall include termination of employment (other than Termination for Cause) under which the Participant would qualify for normal or early retirement under the money purchase pension plan sponsored by the Association, as in effect on the Effective Date. "Retirement" with respect to an Outside

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Director means the  termination of service from the board(s) of directors of the
Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

      (v) "Stock  Award"  means an Award  granted to a  Participant  pursuant to
Section 6 of the Plan.

      (w) "Termination for Cause" shall mean termination because of Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

      (x) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

      (y) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.    ADMINISTRATION.
      --------------

      (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

      (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the number of shares subject to the Award; (ii) the expiration date of the Award; (iii) the manner, time, and rate (cumulative or otherwise) of vesting of such Award; and (iv) the restrictions, if any, placed upon such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

      (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the

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descriptions,  representations,  reports  and  estimates  provided  to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.    TYPES OF AWARDS AND RELATED RIGHTS.
      ----------------------------------

       Only Stock Awards may be granted under the Plan.

4.    STOCK SUBJECT TO THE PLAN.
      -------------------------

      Subject to adjustment as provided in Section 11 of the Plan, the number of shares reserved for Awards under the Plan shall be fixed as of the Effective Date and shall be determined by dividing 1,517,372 by the lesser of the Fair Market Value of the Common Stock on (i) August 12, 1999, or (ii) the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards terminate, expire or are forfeited without having vested, new Awards may be made with respect to these shares. No Employee may be granted Stock Awards under this Plan covering more than 25% of the shares of Common Stock available under this Plan. No outside Director may be granted Stock Awards under this Plan covering more than 5% of the shares of Common Stock available under this Plan.

5.    ELIGIBILITY.
      -----------

      Subject to the terms of the Plan, Outside Directors in service with the Holding Company or Association as of August 12, 1999, and all Employees employed by the Holding Company or the Association shall be eligible to receive Awards under the Plan.

6.     STOCK AWARDS.
       ------------

      The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a)  Grants of the Stock  Awards.  Stock  Awards may only be made in whole
           ---------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

      (b) Terms of the Stock Awards.  The Committee shall determine the dates on
          -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

      (c)  Termination  of Employment  or Service  (General).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or as a result of a Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

      (d) Termination of Employment or Service  (Retirement).  In the event of a
          -------------------------------------------------
Participant's Retirement, all unvested Stock Awards held by a Participant shall immediately vest.

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      (e)  Termination of Employment or Service  (Disability  or death).  In the
           ------------------------------------------------------------
event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

      (f) Termination of Employment or Service  (Termination for Cause).  Unless
          -------------------------------------------------------------
otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

      (g) Change in Control.  In the event of a Change in Control  all  unvested
          -----------------
Stock Awards held by a Participant shall immediately vest.

      (h)  Issuance  of  Certificates.   Unless  otherwise  held  in  Trust  and
           --------------------------
registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the South Jersey Financial Corporation, Inc. 2000 Restricted Stock Plan and Award Agreement entered into between the registered owner of such shares and South Jersey Financial Corporation, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of South Jersey Financial Corporation, Inc. located at 4651 Route 42, Turnersville, New Jersey.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

      (i)  Non-Transferability.  Except to the extent permitted by the Code, the
           -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

            (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

            (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

            (iii) If a recipient  of a Stock Award is subject to the  provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six
                  (6) months following the date of grant of the Stock Award.


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      (j) Accrual of Dividends. To the extent Stock Awards are held in Trust and
          --------------------
registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

      (k) Voting of Stock  Awards.  After a Stock Award has been granted but for
          -----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

      (l) Payment.  Payment due to a Participant  upon the redemption of a Stock
          -------
Award shall be made in the form of shares of Common Stock.

7.    PERFORMANCE AWARDS.
      ------------------

      (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate or the Participant in addition to or in lieu of the mere passage of time. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each
Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

      (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

      (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

      (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

      (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.


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8.    DEFERRED PAYMENTS.
      -----------------

      The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

9.    RIGHTS OF PARTICIPANTS.
      ----------------------

      Except as otherwise specifically provided for in this Plan or an Award Agreement, no Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by a Stock Award until the date of issuance of a stock certificate for such Common Stock and, upon issuance of a certificate, the Participant's rights shall be limited to the extent of any applicable restrictions. Nothing contained in this Plan or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

10.   DESIGNATION OF BENEFICIARY.
      --------------------------

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

11.   DILUTION AND OTHER ADJUSTMENTS.
      ------------------------------

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan; or

      (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 11 shall be subject to required approval by the Office of Thrift Supervision.

12.   TAXES.
      -----

      Whenever under this Plan, cash or shares of Common Stock are to be delivered upon payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local tax withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing PROVIDED, HOWEVER, that no amount shall be withheld from any cash payment or shares

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of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

13.   NOTIFICATION UNDER SECTION 83(b).
      --------------------------------

      The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

14.   AMENDMENT OF THE PLAN AND AWARDS.
      --------------------------------

      (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

      (b) The Committee may amend any Award Agreement, prospectively or retroactively; PROVIDED, HOWEVER, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

15.   EFFECTIVE DATE OF PLAN.
      ----------------------

      The Plan shall become effective upon approval by the Holding Company's shareholders. The failure to obtain shareholder approval will not effect the validity of the Plan and any Awards made under the Plan; PROVIDED, HOWEVER, that if the Plan is not approved by stockholders any Award intended to comply with
Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

16.   TERMINATION OF THE PLAN.
      -----------------------

      The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

17.   APPLICABLE LAW.
      --------------

      The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

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